POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John C. East, Jon A. Anderson, and David L. Van De Hey, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


                 Signature                                          Title                                Date
                                              -------------------------------------------------     --------------

              /s/ John C. East                President and Chief Executive Officer (Principal
-----------------------------------------     Executive Officer) and Director                       March 17, 2004
               (John C. East)

             /s/ Jon A. Anderson              Vice President of Finance and Chief Financial
-----------------------------------------     Officer (Principal Financial and Accounting
               (Jon A. Anderson)              Officer)                                              March 17, 2004

            /s/ James R. Fiebiger
-----------------------------------------
            (James R. Fiebiger)               Director                                              March 17, 2004

             /s/ Henry L. Perret
-----------------------------------------
             (Henry L. Perret)                Director                                              March 17, 2004

           /s/ Jacob S. Jacobsson
-----------------------------------------
            (Jacob S. Jacobsson)              Director                                              March 17, 2004

            /s/ Robert G. Spencer
-----------------------------------------
            (Robert G. Spencer)               Director                                              March 17, 2004
